ALPS SERIES TRUST

Cupps Mid Cap Growth Fund

Cupps All Cap Growth Fund

(the “Funds”)

Supplement dated June 28, 2016

to the Funds’ Statement of Additional Information dated January 28, 2016 (the “SAI”)

The following changes have been made to the Funds’ SAI:

1.

“Cash Sweep Programs” has been added to the table on page 2 of the SAI as a “Non-Principal” investment activity for each Fund.

2.

The following risk factor has been added to the “Additional Investment Activities and Risks” section of the SAI:

“Cash Sweep Programs

The Funds may invest in cash sweep programs administered by the Funds’ custodian or another third party through which the Funds’ cash holdings are placed in interest-bearing savings accounts or demand deposit accounts at various banks.  Typically, cash that is left in a Fund may be placed overnight into interest-bearing brokered deposits until such time that the Advisor elects to use the cash to make other investments. The vehicle through which a cash sweep program is administered may not be registered under the 1940 Act, in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act. Such vehicles are considered cash equivalents for the Funds’ purposes.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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